UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported):  July 3, 2014

VOLT INFORMATION SCIENCES, INC.
(Exact name of registrant as specified in its charter)

New York	001-9232	13- 5658129
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification Number)

1065 Avenue of the Americas, New York, New York	10018
(Address of principal executive offices)	(Zip Code)

(212) 704-2400
(Registrant’s Telephone Number, Including Area Code)

Not Applicable
(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Section 5 – Financial Statements and Exhibits

Item 5.02(e)	Compensatory Arrangements of Certain Officers

On July 3, 2014, the Compensation Committee of the Board of Directors of Volt Information Sciences, Inc.’s (the “Company”) approved stock option grants to each of Ronald Kochman, Chief Executive Officer of the Company, James Whitney Mayhew, Senior Vice President and Chief Financial Officer of the Company and Richard Herring, Senior Vice President and Managing Director, Europe and Asia Staffing of the Company, pursuant to the Company’s 2006 Incentive Stock Plan (the “Stock Plan”), each with an exercise price in excess of the fair market value of a share of common stock of the Company (“Common Stock”) at the time of grant, as set forth below.

Mr. Kochman was granted, pursuant to the Stock Plan, (i) 20,000 options at an exercise price of $10,  which become exercisable, if at all, if the closing price of Common Stock during any 10 consecutive trading day period equals or exceeds $10 on or prior to July 3, 2017; (ii) 40,000 options at an exercise price of $12, which become exercisable, if at all, if the closing price of Common Stock during any 10 consecutive trading day period equals or exceeds $12 on or prior to July 3, 2017; and (iii) 60,000 options at an exercise price of $14, which become exercisable, if at all, if the closing price of Common Stock during any 10 consecutive trading day period equals or exceeds $14 on or prior to July 3, 2017, each of which expire on July 3, 2021.

Mr. Whitney was granted, pursuant to the Stock Plan, (i) 10,000 options at an exercise price of $10, which become exercisable, if at all, if the closing price of Common Stock during any 10 consecutive trading day period equals or exceeds $10 on or prior to July 3, 2017; (ii) 20,000 options at an exercise price of $12, which become exercisable, if at all, if the closing price of Common Stock during any 10 consecutive trading day period equals or exceeds $12 on or prior to July 3, 2017; and (iii) 30,000 options at an exercise price of $14, which become exercisable, if at all, if the closing price of Common Stock during any 10 consecutive trading day period equals or exceeds $14 on or prior to July 3, 2017, each of which expire on July 3, 2021.

Mr. Herring was granted, pursuant to the Stock Plan, (i) 5,000 options at an exercise price of $10, which become exercisable, if at all, if the closing price of Common Stock during any 10 consecutive trading day period equals or exceeds $10 on or prior to July 3, 2017; (ii) 10,000 options at an exercise price of $12, which become exercisable, if at all, if the closing price of Common Stock during any 10 consecutive trading day period equals or exceeds $12 on or prior to July 3, 2017; and (iii) 15,000 options at an exercise price of $14, which become exercisable, if at all, if the closing price of Common Stock during any 10 consecutive trading day period equals or exceeds $14 on or prior to July 3, 2017, each of which expire on July 3, 2021.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

VOLT INFORMATION SCIENCES, INC.

By:	/s/ James Whitney Mayhew
James Whitney Mayhew, Senior Vice President
and Chief Financial Officer

Date:  July 10, 2014